POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED AUGUST 3, 2015 TO THE
PROSPECTUS DATED FEBRUARY 27, 2015 OF:

PowerShares 1-30 Laddered Treasury Portfolio

PowerShares Build America Bond Portfolio

PowerShares California AMT-Free Municipal Bond Portfolio

PowerShares CEF Income Composite Portfolio

PowerShares Chinese Yuan Dim Sum Bond Portfolio

PowerShares Emerging Markets Sovereign Debt Portfolio

PowerShares Fundamental Emerging Markets Local Debt Portfolio

PowerShares Fundamental High Yield® Corporate Bond Portfolio

PowerShares Fundamental Investment Grade Corporate Bond Portfolio

PowerShares Global Short Term High Yield Bond Portfolio

PowerShares International Corporate Bond Portfolio

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio

PowerShares National AMT-Free Municipal Bond Portfolio

PowerShares New York AMT-Free Municipal Bond Portfolio

PowerShares Preferred Portfolio

PowerShares Senior Loan Portfolio

PowerShares Variable Rate Preferred Portfolio

PowerShares VRDO Tax-Free Weekly Portfolio

Effective immediately, on page 98, the section titled “Additional Information About the Funds’ Strategies and Risks—Non-Principal Investment Strategies—Securities Lending” is deleted and replaced with the following:

Securities Lending

PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Preferred Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Effective immediately, beginning on page 98, the section titled “Additional Information About the Funds’ Strategies and Risks—Additional Risks of Investing in the Funds—Securities Lending Risk” is deleted and replaced with the following:

Securities Lending Risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and a Fund will bear any loss on the investment of its cash collateral.

Please Retain This Supplement For Future Reference.

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